EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MAY 15, 2012 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2012, AS REVISED

This Supplement updates certain information contained in the above-referenced Statement of Additional Information, as revised (“SAI”) for EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with updated information about Gary Schpero, lead independent Trustee of the Trust.

Information regarding Mr. Schpero in the table in the section of the SAI “Management of the Trust- The Trustees” under the heading “Other Directorships Held by Trustee” hereby is replaced with the following information:

From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund.